TIDEWATER

July 19, 2012

FISCAL 2012 ANNUAL SHAREHOLDERS' MEETING

Jeffrey M. Platt
President & CEO

Jeffrey A. Gorski
EVP & Chief Operating Officer

Quinn P. Fanning
EVP & CFO

Exhibit 99.1 Exhibit 99.1

FORWARD-LOOKING STATEMENTS

Phone: 504.568.1010 • Fax: 504.566.4580
Web:www.tdw.com • Email:connect@tdw.com

In accordance with the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in any way anticipated or projected by the Company, involve many risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the
Company, are: fluctuations in oil and gas prices; the level of fleet additions by competitors and vessel overcapacity; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; changing customer demands for different vessel specifications;
acts of terrorism; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and environmental and labor laws. Participants should consider all of these risk factors as well as other information contained in the
Company’s form 10-K’s and 10-Q’s.

OPERATIONS REVIEW
Jeff Gorski – EVP & Chief Operating Officer

3

SAFETY RECORD RIVALS LEADING COMPANIES

Operating safely offshore is like holding a snake by its head.
It's a task that can't be turned loose not for a microsecond or an accident will strike without pity.

4 TOTAL RECORDABLE INCIDENT RATES 0.80 0.00 0.10 0.70 0.60 0.50 0.40 0.30 0.20 2002 2003 2004 2005 2006 2007 2008 2009 2011 2010 CALENDAR YEARS TIDEWATER DOW CHEMICAL CHEVRON EXXON/MOBIL

Unique global footprint; 50+ years of Int’l experience
Unmatched scale and scope of operations
Strength of International business compliments U.S.
activity
Secular growth
Longer contracts
Better utilization
Higher day rates
Solid customer base of NOC’s and IOC’s

OUR GLOBAL FOOTPRINT

Vessel Distribution by Region

(excludes stacked vessels – as of 3/31/12)

In 4Q FY 2012, ~6% of vessels/revenue was generated in U.S. GOM; however, 38 total active U.S.-flagged vessels provide good optionality to a recovery in the U.S. GOM.

Asia/Pac
33(13%)
MENA
35(13%)
SS Africa/Europe
132(50%)
Americas
63(24%)

Vessel Count Estimated Cost
AHTS 101 $1,765m
PSV’s 91 $1,934m
Crew boats & Tugs 71 $301m
TOTALS: 263 $4,000m
(1)
.
At 3/31/12, 215 new vessels were in our fleet with ~5.7 year average age
Vessel Commitments
Jan. ’00 – March ‘12
(1) $3,640m (91%) funded through 3/31/12

8
Count
AHTS 2
PSV 18
Crew and Tug 5
Total 25
Vessels Under Construction*
As of March 31, 2012
Estimated delivery schedule – 13 in FY ‘13, 10 in FY ‘14 and 2 thereafter.
CAPX of $220m in FY ‘13, $95m in FY ‘14 and $44m in FY ’15.
* Includes 3 new vessel purchase commitments at 3/31/12

THROUGH-CYCLE, EVA-BASED INVESTMENT; BALANCE BETWEEN "BUY" and "BUILD"

Built
Acquired
# of vessels
35
30
25
20
15
10
5
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Fiscal Year

Actual vessel deliveries through 3/31/12; estimated vessel deliveries based on commitments to build or acquire as of 3/31/12
Through 3/31/12, vessel
commitments include 263 vessels
with a capital cost of $4.0 billion

FINANCIAL REVIEW
Quinn Fanning – Chief Financial Officer

10

HISTORY OF EARNINGS GROWTH AND SOLID THROUGH-CYCLE RETURNS

Adjusted EPS**

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge.
Adjusted Return
On Avg. Equity
$8.00
$6.00
$4.00
$2.00
$0.00
Fiscal
2004
Fiscal
2005
Fiscal
2006
Fiscal
2007
Fiscal
2008
Fiscal
2009
Fiscal
2010
Fiscal
2011
Fiscal
2012
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
$5.20
$2.40
$2.13
4.3% 7.2% 12.4% 18.9% 18.3% 19.5% 11.4% 5.0%
4.3%

FLEET RENEWAL & EXPANSION FUNDED BY CFFO THROUGH FISCAL 2012

CAPX
Dividend
Share Repurchase
CFFO
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Over a 13-year period, Tidewater has invested $4.1 billion in CapEx($3.6 billion in the “new” fleet), and paid out ~$1 billion through dividends and share repurchases.  Over the same period,
CFFO and proceeds from dispositions were $3.6 billion and $732 million, respectively

Fiscal Year
$0
$700
$600
$500
$400
$300
$200
$100
$ in millions

STRONG FINANCIAL POSITION PROVIDES STRATEGIC OPTIONALITY

13
~$770 million of available liquidity as of 3/31/12, including $450 million of unused capacity under committed bank credit facilities.
Cash & Cash Equivalents
Total Debt
Shareholders Equity
Net Debt / Net Capitalization
Total Debt / Capitalization
$321 million
$950 million
$2,526 million
20%
27%
As of March 31, 2012

$ in Millions, Except Per Share Data
Six Months Ended
Revenues
Net Earnings*
EPS*
Net Cash from Operations
Capital Expenditures
9/30/11
$506
$42
$0.81
$87
$155
3/31/12
$562
$68
$1.33
$135
$202
*9/30/11 Six Month amounts exclude $22.1 million, or $0.43 per share, goodwill impairment charge in September 2011.

QUARTERLY VESSEL REVENUE AND CASH OPERATING MARGINS
FY 2008-2012

Millions

Prior peak period (FY2009)
averaged quarterly revenue
of $339M, and operating
margin of $174M, or 51%
$500
$400
$300
$200
$100
$-
$300 million
52.7%
52.1%
46.2%
53.8%
55.9%
50.5%
43.6%
36.3%
39.3%
35.1%
42.4%
41.5%
$150 million
50%
Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4
Fiscal 08 Fiscal 09 Fiscal 10 Fiscal 11 Fiscal 12
Vessel Revenue ($) Vessel Operating Margin ($) Vessel Operating Margin (%)
Vessel Cash Operating Margin is defined as Vessel Revenues less Vessel Operating Costs.

POTENTIAL FOR FUTURE EARNINGS ACCELERATION

Average Utilization

+$1,567
+11%

Average Day rates
$15,658*
$17,224
(+ 10%)
$18,946
(+ 10%)
83.2%*
85.0%
90.0%
~$3.40
EPS
~$5.50
EPS
~$9.50
EPS
260 vessel assumption (215 current new vessels + 25 under construction + 20 additional new vessels next year).
* 3/31/12 quarterly actual stats
This info is not meant to be a
prediction of future earnings
performance, but simply an
indication of earning sensitivities
resulting from future fleet
additions and reductions and
varying operating assumptions
~$400M+
EBITDA
+$500M
EBITDA
+$700M
EBITDA
Actual Avg Qtrly Day rates
6/30/11    $14,091
9/30/11    $14,291
12/31/11  $14,835
3/31/12    $15,658

2012 CHAIRMAN'S AWARD
Dean Taylor – Chairman of the Board

CINDY BROWN TIDE

17

To recognize an individual or team that has:
Performed heroic acts in time of crisis
Significantly impacted the TDW business
Significantly contributed to our customer success or
relationships
Had a breakthrough idea or contribution resulting in
significant improvements for TDW
Went above and beyond on normal duties and
responsibilities to achieve greatness

2012 TIDEWATER CHAIRMAN'S AWARD
Karen M. Spellman

TIDEWATER
Chairman's Award
presented to
Karen M. Spellman
2012

19

TIDEWATER

July 19, 2012

FISCAL 2012 ANNUAL SHAREHOLDERS' MEETING

Jeffrey M. Platt
President & CEO

Jeffrey A. Gorski
EVP & Chief Operating Officer

Quinn P. Fanning
EVP & CFO

21

TIDEWATER

July 19, 2012

FISCAL 2012 ANNUAL SHAREHOLDERS' MEETING

Jeffrey M. Platt
President & CEO

Jeffrey A. Gorski
EVP & Chief Operating Officer

Quinn P. Fanning
EVP & CFO